SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7601 Lewinsville Road, Suite 300, McLean, Virginia 22102

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703-761-2000

(Former name or former address, if changed since last report)

Item 7(c). Exhibits

Exhibit Number	Exhibit Description
99.1	Press release issued January 27, 2004

Item 12. Results of Operations and Financial Condition.

On January 27, 2004, NVR, Inc. issued a press release reporting its financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: January 27, 2004	By:	\s\ Paul C. Saville

	Name:	Paul C. Saville
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit	Exhibit Description	Page
99.1	Press release issued January 27, 2004	5

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